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                        WESTERN PACIFIC AIRLINES, INC.

               AMENDED AND RESTATED 1995 DIRECTORS' OPTION PLAN
                      (as amended through April 19, 1996)

     1. PURPOSES OF THE PLAN. The purposes of this Amended and Restated 1995 Directors' Option Plan (the "Plan") are to attract and retain qualified personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be "non-statutory stock options".

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a)   "BOARD" means the Board of Directors of the Company.

          (b)   "CODE" means the Internal Revenue Code of 1986, as amended.

          (c) "COMMON STOCK" means the common stock, $.001 par value per share, of the Company.

          (d) "COMPANY" means Western Pacific Airlines, Inc., a Delaware corporation.

          (e) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

          (f)   "DIRECTOR" means a member of the Board.

          (g) "EMPLOYEE" means any person who is an employee of the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (i) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc.
Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination) as reported in the Wall Street Journal or such other source as the Board deems reliable;

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               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (j)  "OPTION" means a stock option granted pursuant to the Plan.

          (k)  "OPTIONED STOCK" means the Common Stock subject to an option.

          (l)  "OPTIONEE" means an Outside Director who receives an option.

          (m)  "OUTSIDE DIRECTOR" means a Director who is not an Employee.

          (n) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986.

          (o)  "PLAN" means this 1995 Directors' Option Plan.

          (p) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (q) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 300,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) ADMINISTRATOR. The Plan shall be administered by the Board unless (i) the board delegates its authority to an appropriate committee of directors or other persons; or (ii) unless otherwise required for compliance with Rule 16b-3 under the Exchange Act (the "Administrator").

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          (b)  PROCEDURE FOR GRANTS.  All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

              (ii) Each Outside Director shall be automatically granted a "nonstatutory stock option" (i.e. a stock option which does not qualify under sections 422 or 423 of the Code) to purchase 25,000 Shares upon the date (on or after the effective date of this Plan) on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

             (iii) The terms of each Option granted hereunder shall be as follows:

                    (A)  the term of the Option shall be five (5) years.

                    (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                    (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                    (D) the Option shall become exercisable in installments as to (i) forty percent (40%) of the Optioned Stock on the date of grant; (ii), thirty percent (30%) of the Optioned Stock on the first anniversary of the date of grant of the Option; and (iii), thirty percent (30%) of the Optioned Stock on the second anniversary of the date of grant of the Option.

              (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of whole shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (v) No Option shall be issued under the Plan or become exercisable until shareholder approval of the Plan has been obtained in accordance with Section 16 hereof.

          (c) ADMINISTRATION. The Administrator shall have full authority to administer the Plan, including authority: (i) to construe and interpret the terms of the Plan; (ii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iii) to provide for conditions and

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assurances deemed necessary or advisable to protect the interests of the
Company; and (iv) to make all other determinations deemed necessary or advisable for the administration of the Plan but only to the extent not contrary to the express provisions of the Plan. Notwithstanding the foregoing, the Administrator shall have no authority, discretion or power with respect to the selection of Outside Directors to whom Options are to be granted, the timing of such grants, the number of Shares of Optioned Stock, the exercise price of any Option, the periods during which any Option may be exercised and the term of any Option, all of which shall be as provided in this Plan and the Administrator shall have no discretion as to such matters. No person serving as Administrator shall be liable for any action or determination made in good faith.

          (d) EFFECT OF ADMINISTRATOR'S DECISION. The determinations, interpretations and other actions of the Administrator pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

          (e) TERMINATION OF OPTION. All Options of an Outside Director shall automatically terminate as of the date he removed for cause. For purposes only of this Section 4(e) "cause" means any judicial determination that a Director has committed an act of fraud or intentional misrepresentation or embezzlement, or misappropriation or conversion of assets of the Company or any Parent or Subsidiary.

     5. ELIGIBILITY. Only Outside Directors are eligible for grants of Options. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option shall, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

     7.   EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

          (b) FORM OF CONSIDERATION. The exercise price shall be paid in full at the time of exercise. The consideration to be paid for the Shares to be issued upon exercise of an Option, may consist of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (x) if acquired from the Company or its Subsidiaries have been owned by the Optionee for more than six (6) months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal

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to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised,
(vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or (vii) any combination of the foregoing methods of payment.

     8.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for exercise under the Option, by the number of Shares as to which the Option is exercised.

          (b) RULE 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c) TERMINATION OF STATUS AS A DIRECTOR. Subject to the provisions of Section 4(e), if an Outside Director ceases to serve as a Director, he may, but only within three (3) months after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not

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exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 8(c) above (but subject to the provisions of Section 4(e),) in the event an Optionee is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (e) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.

     9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, then, in order to prevent the dilution or enlargement of rights of Optionees that would otherwise result from any such transaction, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Option and the purchase price per Share under each outstanding Option shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Option shall not be changed. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) If the outstanding Shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each

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Share of Common Stock set forth in Section 4, for each Share of Common Stock subject to any then outstanding Option and for each Share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Option, the number and kind of shares of stock or other securities into which each outstanding Share of Common Stock shall be so changed or for which each such share shall be exchangeable.

          (c) In the event of a proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to such transaction.

          (d) In the event of a "Change in Control" of the Company, as defined in paragraph (g) below all outstanding Options as of the date such Change in Control that are not yet exercisable and vested on such date shall become immediately and fully exercisable and vested.

          (e) No adjustment or substitution provided for in this Section shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

          (f) Except as provided in this Section, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

          (g) DEFINITION OF "CHANGE IN CONTROL". For purposes of this Section 10, a "Change in Control" means the happening of any of the following:

               (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power in the election of directors of the Company's then outstanding securities;

              (ii) At any time during any period of three consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof;

             (iii) A tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board is made to acquire securities of the Company

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entitling the holders thereof to 20% or more of the voting power in the election of directors of the Company; or

              (iv) The stockholders of the Company shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the voting power in the election of directors of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction; provided, however, that (i) if securities beneficially owned by an Optionee are included in determining the beneficial ownership of a Person referred to in clause (i),
(ii) an Optionee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a tender offer referred to in clause (iii), then no Change of Control with respect to such Optionee shall be deemed to have occurred by reason of such event.

     11.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. Subject in all respects to the restrictions set forth in Section 11(c) of the Plan, provisions the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

          (c) COMPLIANCE RULE 16b-3. The Plan may not be amended (i) more that once every six months with respect to any provision of the Plan effecting the awards hereunder, eligibility or conveying a material right, including, but not limited to the amount or price of securities, the categories or qualifications of eligible participants, the timing of awards or exercisability of awards except for amendments to comport with changes in the Code or in the Employee Retirement Income Security Act; or (ii) in any manner that would cause the Plan to fail to comply with Rule 16b-3.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes of the Plan, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

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     13.  CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     17. WITHHOLDING OF TAX. To the extent required by applicable federal, state or local law and regulation, each Outside Director shall make arrangement satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or sale of Shares. The Company shall have no obligation to issue Shares until such obligations are satisfied. The Administrator may require these obligations to be satisfied by having the Company withhold a portion of the Shares of Common Stock otherwise issuable upon exercise of the Option, or to the extent permitted, by tendering shares previously acquired.

     18. FEDERAL SECURITIES LAW REQUIREMENTS. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or any committee thereof fails to so comply, it shall

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be deemed null and void, to the extent permitted by law and deemed advisable by the  or any committee thereof.